Exhibit F


Rule 24 Reporting Requirement No. 7
March 9, 2004 through June 30, 2004

I. Types of services and goods sold by Enron to Portland General:

                                                                                                                    Amounts
Company                                                        Description                                         Expended
------------------------------------------------------------------------------------------------------------------------------
Enron to Portland General Electric                             Insurance coverages, premiums paid by Enron          875,000.00
------------------------------------------------------------------------------------------------------------------------------
Enron to Portland General Electric                             Medical/Dental benefits, premiums paid by Enron    5,664,236.28
------------------------------------------------------------------------------------------------------------------------------
Enron to Portland General Electric                             401K Employer contributions and company match      3,636,490.31
                                                               forwarded to Enron for deposit (convenience
                                                               payment)
------------------------------------------------------------------------------------------------------------------------------

II. Types of services and goods sold by Portland General to Enron:
                                                                                                                     Amounts
Company                                                        Description                                          Expended
------------------------------------------------------------------------------------------------------------------------------
Portland General Electric to Portland General Holdings         Accounting, Tax and Legal support services,            4,134.12
                                                               interest
------------------------------------------------------------------------------------------------------------------------------
Portland General Electric to PGHII                             Accounting and Tax support services, interest         98,772.16
------------------------------------------------------------------------------------------------------------------------------
Portland General Electric to Portland Energy Solutions         Accounting, Tax and Legal support services,           59,495.58
                                                               project oversight services, interest
------------------------------------------------------------------------------------------------------------------------------
Portland General Electric to Portland General Distributions    Accounting, Tax and Legal support services,          184,569.91
Services                                                       project oversight services, interest
------------------------------------------------------------------------------------------------------------------------------
Portland General Electric to Microclimates                     Accounting, Tax and Legal support services,           61,063.65
                                                               project oversight services, interest
------------------------------------------------------------------------------------------------------------------------------